UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-07870

                       Pioneer Real Estate Shares
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31, 2019


Date of reporting period:  January 1, 2019 through December 31, 2019


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                                 Pioneer Real
                                 Estate Shares

--------------------------------------------------------------------------------
                                 Annual Report | December 31, 2019
--------------------------------------------------------------------------------

                                 Ticker Symbols:

                                 Class A   PWREX
                                 Class C   PCREX
                                 Class Y   PYREX

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

                        [LOGO]   Amundi Pioneer
                                 ==============
                               ASSET MANAGEMENT
                       visit us: www.amundipioneer.com/us

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             9

Prices and Distributions                                                     10

Performance Update                                                           11

Comparing Ongoing Fund Expenses                                              14

Schedule of Investments                                                      16

Financial Statements                                                         19

Notes to Financial Statements                                                26

Report of Independent Registered Public Accounting Firm                      34

Additional Information                                                       36

Approval of Investment Management Agreement                                  37

Trustees, Officers and Service Providers                                     42

                         Pioneer Real Estate Shares | Annual Report | 12/31/19 1

President's Letter

As we enter 2020 and welcome a new decade, history has taught us the importance of taking a long-term horizon when investing, which has typically proven to be a prudent approach to generating solid returns over time. Since 1928, our investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management --that is, making active investment decisions -- can help mitigate the potential risks during periods of market volatility. In today's global economy, investment risk can materialize from a number of factors, including a slowing economy, changing U.S. Federal Reserve interest-rate policy, oil price shocks, and political and geopolitical factors.

At Amundi Pioneer, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyze each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial advisor to develop an investment plan that paves the way for you to pursue both your short and long term goals.

2 Pioneer Real Estate Shares | Annual Report | 12/31/19

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
December 31, 2019

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                         Pioneer Real Estate Shares | Annual Report | 12/31/19 3

Portfolio Management Discussion | 12/31/19

In the following interview, Raymond Haddad discusses the market environment for real estate investment trusts (REITs) and other real estate-related investments, and the factors that influenced the performance of Pioneer Real Estate Shares during the 12-month period ended December 31, 2019. Mr. Haddad, a vice president and portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), is responsible for the day-to-day management of the Fund.

Q How did the Fund perform during the 12-month period ended December 31, 2019?

A Pioneer Real Estate Shares Class A shares returned 28.04% at net asset value during the 12-month period ended December 31, 2019, while the Fund's benchmark, the Morgan Stanley Capital International (MSCI) U.S. REIT Index (the MSCI Index)1, returned 25.84%. During the same 12-month period, the average return of the 256 mutual funds in Morningstar's Real Estate Funds Category was 27.28%.

Q How would you describe the market environment for REIT investors during the 12-month period ended December 31, 2019?

A The 12-month reporting period was a very rewarding time to be invested in equities. Easier monetary policy from the Federal Reserve (the Fed), which reduced interest rates three times during the year, progress in U.S.-China trade negotiations, and U.S. economic growth driven by consumer spending fueled the market rally. Despite sharp sell-offs in May and August, the U.S. stock market, as measured by the Standard & Poor's 500 Index, returned 31.49% for the 12-month period.

      Meanwhile, REITs also flourished in the environment that prevailed over the 12-month period, with the MSCI Index returning well over 25%. Within the MSCI Index, all 11 sectors finished 2019 in positive territory.

1 The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4 Pioneer Real Estate Shares | Annual Report | 12/31/19

Q Which strategies or investments aided the Fund's benchmark-relative performance during the 12-month period ended December 31, 2019?

A For the 12-month reporting period, the Fund outperformed the MSCI Index, with strong absolute and benchmark-relative performance results driven by positive sector allocation and stock selection strategies. With the U.S. economy in its late-cycle phase, we continued to focus on owning shares of companies in the higher-quality, growth-oriented subsectors of the REIT market, where we believe long-term secular drivers of growth have justified the relatively higher stock valuations. Many of the Fund's holdings reflect our secular themes, such as e-commerce, alternative energy, affordable housing, and cloud computing.

      Within industrials, the largest sector weighting in the portfolio, we have focused on warehouse REITs serving online retailers. Within that group, a Fund position in Rexford Industrial, which owns properties in the high-demand Southern California market, was a significant contributor to benchmark-relative performance over the 12-month period. Rexford's management has demonstrated the ability to source accretive, off-market investment opportunities in highly sought-after industrial markets. Another strong performer for the Fund over the 12-month period was Terreno Realty, which owns and operates high-volume distribution warehouses in six major coastal markets within close proximity of large consumer-demand areas. As a supplier for Amazon, Terreno benefited from demand for free Amazon Prime one-day shipping (Amazon is not a Fund holding).

      Within the apartment subsector, we changed the Fund's emphasis from German housing to U.S.-manufactured housing rentals midway through 2019. As part of the strategy, we sold the portfolio's positions in the Deutsche Wohnen and Vonovia REITs, given efforts by German politicians to draft legislation to limit rent increases. We have found better value in the manufactured-housing rental market compared to the more widely followed apartment REIT sector. The manufactured-housing rental market leases land to renters who then buy relatively inexpensive prefabricated homes to build on the land. A position in Sun Communities, which performed very well during the 12-month period and aided the Fund's benchmark-relative results, is an example of our strategy in the subsector.

      With the continued migration to cloud computing, investments in data-center REITs benefited relative returns. We also continued to minimize the portfolio's exposure to retail REITs during the 12-month period, which was advantageous for the Fund's benchmark-relative performance. We have

                         Pioneer Real Estate Shares | Annual Report | 12/31/19 5 been cautious about the retail sector for some time, due to our concerns that sales at traditional "brick and mortar" retail stores were being eclipsed by e-commerce. Shrinking mall traffic has led to downsizing and bankruptcies of some high-profile retailers, thus limiting the pricing power of landlords as well as the occupancy levels of properties. Within the Fund's underweight exposure to retail, we have emphasized owning strip malls rather than mall REITs.

Q Which investments detracted from the Fund's benchmark-relative performance during the 12-month period ended December 31, 2019?

A With regard to individual positions, the Fund's investment in Wynn Macau was the largest detractor from benchmark-relative returns during the 12-month period. One of the largest casino operators in Macau, Wynn struggled with lower-than-expected visits due to a disruptive remodeling and construction project that has taken longer than expected to complete. Additionally, with the onset of the U.S.-China trade disputes, the risk of the Chinese government pulling Wynn's gaming license in Macau weighed on the stock price. In light of those challenges, we sold the position during the second quarter of 2019.

      The stock of Redfin also faced challenges during the 12-month period and detracted from the Fund's relative returns. Redfin is a tech-enabled residential real estate brokerage firm that utilizes rebates/refunds on the "buy" side of the transaction and a lower commission rate on the "sell" side of the transaction. We sold the portfolio's position in the second quarter of 2019 after the company struggled with profit margin pressures, higher levels of spending on marketing, and ineffective service/product offerings that failed to attract new customers. With home sales remaining healthy, we added Redfin back into the portfolio in December 2019, at what we viewed as an attractive valuation after indications that the company's strategy was gaining traction.

      The Fund's investment in Mohawk, a U.S. flooring manufacturer that specializes in floor covering products for residential and commercial buildings, was another disappointment during the 12-month period. Mohawk's shares underperformed in the third quarter of 2019 after the company prolonged the turnaround of its European business. We opted to sell the portfolio's position before period-end.

6 Pioneer Real Estate Shares | Annual Report | 12/31/19

Q Did you make any noteworthy adjustments to the Fund's sector allocations during the 12-month period ended December 31, 2019?

A We increased the portfolio's office REIT exposure to be more in line with that of the MSCI Index during the 12-month period. As we saw more differentiation among office REITs, we found attractive opportunities on the West Coast and across the Sunbelt region. Moreover, with the influx of technology companies in San Francisco, Atlanta, and Charlotte, demand for office space has been climbing.

Q Did the Fund have exposure to any derivative securities during the 12-month period ended December 31, 2019?

A No, the Fund had no exposure to derivative investments during the 12-month period.

Q     What is your outlook for REITs in 2020?

A We believe we are unlikely to see a repeat of 2019's strong performance in 2020. However, we believe the landscape for REITs remains broadly positive for the coming year.

      Our positive outlook for REITs is driven by our expectation of a low and stable interest-rate environment, as the Fed has indicated a high bar for future policy action. Other favorable conditions for REITs include dividend* yields at historically wide spreads versus bond yields; an accelerating earnings growth profile; and easy and attractive access to capital.

*     Dividends are not guaranteed.

                         Pioneer Real Estate Shares | Annual Report | 12/31/19 7

Please refer to the Schedule of Investments on pages 16-18 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The Fund invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries or sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer Real Estate Shares | Annual Report | 12/31/19

Portfolio Summary | 12/31/19

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Real Estate                                                                81.5%
Specialized REITs                                                           4.3%
Hotel & Resort REITs                                                        4.1%
Office REITs                                                                3.6%
Health Care REITs                                                           3.2%
Retail REITs                                                                1.2%
Financials                                                                  0.8%
Hotel, Resorts & Cruise Lines                                               0.7%
Residential REITs                                                           0.6%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. Equinix, Inc.                                                          7.05%
--------------------------------------------------------------------------------
 2. Prologis, Inc.                                                         6.56
--------------------------------------------------------------------------------
 3. Equity LifeStyle Properties, Inc.                                      3.50
--------------------------------------------------------------------------------
 4. Americold Realty Trust                                                 3.47
--------------------------------------------------------------------------------
 5. Healthpeak Properties, Inc.                                            3.44
--------------------------------------------------------------------------------
 6. Sun Communities, Inc.                                                  3.24
--------------------------------------------------------------------------------
 7. Hannon Armstrong Sustainable Infrastructure Capital, Inc.              2.88
--------------------------------------------------------------------------------
 8. Realty Income Corp.                                                    2.81
--------------------------------------------------------------------------------
 9. Extra Space Storage, Inc.                                              2.62
--------------------------------------------------------------------------------
10. Alexandria Real Estate Equities, Inc.                                  2.52
--------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

                         Pioneer Real Estate Shares | Annual Report | 12/31/19 9

Prices and Distributions | 12/31/19

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Class                       12/31/19                     12/31/18
--------------------------------------------------------------------------------
     A                           $14.56                       $13.97
--------------------------------------------------------------------------------
     C                           $13.92                       $13.49
--------------------------------------------------------------------------------
     Y                           $14.52                       $13.93
--------------------------------------------------------------------------------

Distributions per Share: 1/1/19-12/31/19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Net
                    Investment           Short-Term            Long-Term
    Class            Income             Capital Gains         Capital Gains
--------------------------------------------------------------------------------
     A               $0.1782              $0.0939               $3.0888
--------------------------------------------------------------------------------
     C               $0.0771              $0.0939               $3.0888
--------------------------------------------------------------------------------
     Y               $0.2297              $0.0939               $3.0888
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The MSCI U.S. REIT Index is an unmanaged, widely used index comprising a broad representation of the most actively traded real estate trusts, and is designed to be a measure of real estate equity performance. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-13.

10 Pioneer Real Estate Shares | Annual Report | 12/31/19

Performance Update | 12/31/19                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Real Estate Shares at public offering price during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) U.S. REIT Index.

Average Annual Total Returns
(As of December 31, 2019)
----------------------------------------------------
                   Net         Public        MSCI
                   Asset       Offering      U.S.
                   Value       Price         REIT
Period             (NAV)       (POP)         Index
----------------------------------------------------
10 years           11.10%      10.44%        11.93%
5 years             6.21        4.96          7.03
1 year             28.04       20.67         25.84
----------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2019)
----------------------------------------------------
Gross
----------------------------------------------------
1.68%
----------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer Real        MSCI U.S. REIT
                 Estate Fund         Index
12/09            $ 9,425             $10,000
12/10            $12,088             $12,848
12/11            $13,163             $13,965
12/12            $15,236             $16,446
12/13            $15,408             $16,852
12/14            $19,973             $21,972
12/15            $20,825             $22,525
12/16            $22,095             $24,462
12/17            $22,802             $25,703
12/18            $21,082             $24,528
12/19            $26,992             $30,865

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Effective January 1, 2018, Amundi Pioneer became directly responsible for the day-to-day management of the Fund. The performance shown for periods prior to January 1, 2018, reflects the investment strategies employed during those periods.

Please refer to the financial highlights for a more current expense ratio.

                        Pioneer Real Estate Shares | Annual Report | 12/31/19 11

Performance Update | 12/31/19                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Real Estate Shares during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) U.S. REIT Index.

Average Annual Total Returns
(As of December 31, 2019)
----------------------------------------------------
                                             MSCI
                                             U.S.
                   If          If            REIT
Period             Held        Redeemed      Index
----------------------------------------------------
10 years           10.20%      10.20%        11.93%
5 years             5.39        5.39          7.03
1 year             27.05       27.05         25.84
----------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2019)
----------------------------------------------------
Gross
----------------------------------------------------
2.35%
----------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer Real        MSCI U.S. REIT
                 Estate Fund         Index
12/09            $10,000             $10,000
12/10            $12,708             $12,848
12/11            $13,733             $13,965
12/12            $15,758             $16,446
12/13            $15,801             $16,852
12/14            $20,304             $21,972
12/15            $20,993             $22,525
12/16            $22,088             $24,462
12/17            $22,631             $25,703
12/18            $20,783             $24,528
12/19            $26,405             $30,865

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1.00% contingent deferred sales charge (CDSC). If you paid a 1.00% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Effective January 1, 2018, Amundi Pioneer became directly responsible for the day-to-day management of the Fund. The performance shown for periods prior to January 1, 2018, reflects the investment strategies employed during those periods.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Real Estate Shares | Annual Report | 12/31/19

Performance Update | 12/31/19                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Real Estate Shares during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) U.S. REIT Index.

Average Annual Total Returns
(As of December 31, 2019)
----------------------------------------------------
                         Net            MSCI
                         Asset          U.S.
                         Value          REIT
Period                   (NAV)          Index
----------------------------------------------------
10 years                 11.59%         11.93%
5 years                   6.61           7.03
1 year                   28.52          25.84
----------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2019)
----------------------------------------------------
Gross
----------------------------------------------------
1.23%
----------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                 Pioneer Real        MSCI U.S. REIT
                 Estate Fund         Index
12/09            $ 5,000,000         $ 5,000,000
12/10            $ 6,448,610         $ 6,423,924
12/11            $ 7,067,349         $ 6,982,344
12/12            $ 8,218,178         $ 8,222,782
12/13            $ 8,350,348         $ 8,425,982
12/14            $10,873,778         $10,985,775
12/15            $11,378,918         $11,262,646
12/16            $12,115,203         $12,231,175
12/17            $12,543,988         $12,851,398
12/18            $11,652,530         $12,264,102
12/19            $14,976,307         $15,432,708

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Effective January 1, 2018, Amundi Pioneer became directly responsible for the day-to-day management of the Fund. The performance shown for periods prior to January 1, 2018, reflects the investment strategies employed during those periods.

Please refer to the financial highlights for a more current expense ratio.

                        Pioneer Real Estate Shares | Annual Report | 12/31/19 13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares

Based on actual returns from July 1, 2019 through December 31, 2019.

------------------------------------------------------------------
Share Class                   A              C              Y
------------------------------------------------------------------
Beginning Account         $1,000.00      $1,000.00      $1,000.00
Value on 7/1/19
------------------------------------------------------------------
Ending Account            $1,078.50      $1,074.24      $1,080.73
Value on 12/31/19
------------------------------------------------------------------
Expenses Paid                 $8.33         $12.50          $6.35
During Period*
------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.59%, 2.39%, and 1.21% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

14 Pioneer Real Estate Shares | Annual Report | 12/31/19

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2019 through December 31, 2019.

------------------------------------------------------------------
Share Class                   A              C              Y
------------------------------------------------------------------
Beginning Account         $1,000.00      $1,000.00      $1,000.00
Value on 7/1/19
------------------------------------------------------------------
Ending Account            $1,017.19      $1,013.16      $1,019.11
Value on 12/31/19
------------------------------------------------------------------
Expenses Paid                 $8.08         $12.13          $6.16
During Period*
------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.59%, 2.39%, and 1.21% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                        Pioneer Real Estate Shares | Annual Report | 12/31/19 15

Schedule of Investments | 12/31/19

------------------------------------------------------------------------------------------------------
Shares                                                                                     Value
------------------------------------------------------------------------------------------------------
                 UNAFFILIATED ISSUERS -- 98.8%
                 COMMON STOCKS -- 98.8% of Net Assets
                 Equity Real Estate Investment Trusts (REITs) -- 93.9%
   23,712        Agree Realty Corp.                                                        $ 1,663,871
   14,067        Alexandria Real Estate Equities, Inc.                                       2,272,946
   89,385        Americold Realty Trust                                                      3,133,838
   17,716        Apartment Investment & Management Co.                                         915,031
   43,778        Armada Hoffler Properties, Inc.                                               803,326
   57,640        Brixmor Property Group, Inc.                                                1,245,600
    9,835        Camden Property Trust                                                       1,043,493
   29,737        Community Healthcare Trust, Inc.                                            1,274,528
   14,464        CorEnergy Infrastructure Trust, Inc.                                          646,686
   33,013        Cousins Properties, Inc.                                                    1,360,136
   14,207        CyrusOne, Inc.                                                                929,564
   22,190        Douglas Emmett, Inc.                                                          974,141
   36,688        Easterly Government Properties, Inc.                                          870,606
   14,194        EastGroup Properties, Inc.                                                  1,883,118
   10,888        Equinix, Inc.                                                               6,355,325
   44,792        Equity LifeStyle Properties, Inc.                                           3,152,909
   22,378        Extra Space Storage, Inc.                                                   2,363,564
  105,018        Franklin Street Properties Corp.                                              898,954
   40,267        Front Yard Residential Corp.                                                  496,895
   80,598        Hannon Armstrong Sustainable Infrastructure Capital, Inc.                   2,593,644
   32,339        Healthcare Trust of America, Inc.                                             979,225
   90,011        Healthpeak Properties, Inc.                                                 3,102,679
    8,180        Highwoods Properties, Inc.                                                    400,084
  104,645        Host Hotels & Resorts, Inc.                                                 1,941,165
   28,328        Hudson Pacific Properties, Inc.                                             1,066,549
    8,996        Investors Real Estate Trust                                                   652,210
   57,253        Invitation Homes, Inc.                                                      1,715,872
   16,525        Kilroy Realty Corp.                                                         1,386,448
   50,707        Kimco Realty Corp.                                                          1,050,142
   39,337        Kite Realty Group Trust                                                       768,252
    6,751        Lamar Advertising Co.                                                         602,594
    5,660        Life Storage, Inc.                                                            612,865
   48,840        Medical Properties Trust, Inc.                                              1,031,012
   32,590        National Storage Affiliates Trust                                           1,095,676
   34,212        NexPoint Residential Trust, Inc.                                            1,539,540
   24,714        Office Properties Income Trust                                                794,308
   33,940        Omega Healthcare Investors, Inc.                                            1,437,359
   17,541        Park Hotels & Resorts, Inc.                                                   453,786
   25,618        Physicians Realty Trust                                                       485,205
   45,987        Piedmont Office Realty Trust, Inc.                                          1,022,751
   12,719        PotlatchDeltic Corp.                                                          550,351
   66,416        Prologis, Inc.                                                              5,920,322

The accompanying notes are an integral part of these financial statements.

16 Pioneer Real Estate Shares | Annual Report | 12/31/19

------------------------------------------------------------------------------------------------------
Shares                                                                                     Value
------------------------------------------------------------------------------------------------------
                 Equity Real Estate Investment Trusts (REITs) -- (continued)
    6,536        PS Business Parks, Inc.                                                   $ 1,077,590
   34,377        Realty Income Corp.                                                         2,531,179
   45,822        Rexford Industrial Realty, Inc.                                             2,092,691
   14,658        Ryman Hospitality Properties, Inc.                                          1,270,262
   11,558        Safehold, Inc.                                                                465,787
   18,295        Spirit Realty Capital, Inc.                                                   899,748
   44,804        STORE Capital Corp.                                                         1,668,501
   19,471        Sun Communities, Inc.                                                       2,922,597
   37,696        Terreno Realty Corp.                                                        2,040,862
   34,184        UMH Properties, Inc.                                                          537,714
    8,180        Universal Health Realty Income Trust                                          960,005
   17,226        Urstadt Biddle Properties, Inc.                                               427,894
   25,262        Weingarten Realty Investors                                                   789,185
   20,264        Welltower, Inc.                                                             1,657,190
   34,720        Weyerhaeuser Co.                                                            1,048,544
   54,015        Whitestone REIT, Class B                                                      735,684
   52,557        Xenia Hotels & Resorts, Inc.                                                1,135,757
                                                                                           -----------
                 Total Equity Real Estate Investment Trusts (REITs)                        $85,747,760
------------------------------------------------------------------------------------------------------
                 Hotels, Restaurants & Leisure -- 0.7%
    5,397        Hilton Worldwide Holdings, Inc.                                           $   598,581
                                                                                           -----------
                 Total Hotels, Restaurants & Leisure                                       $   598,581
------------------------------------------------------------------------------------------------------
                 Real Estate -- 1.3%
   27,335        Gaming & Leisure Properties, Inc.                                         $ 1,176,772
                                                                                           -----------
                 Total Real Estate                                                         $ 1,176,772
------------------------------------------------------------------------------------------------------
                 Real Estate Management & Development -- 2.1%
   28,507        Kennedy-Wilson Holdings, Inc.                                             $   635,706
   51,000        Newmark Group, Inc.                                                           686,205
   31,069(a)     Redfin Corp.                                                                  656,799
                                                                                           -----------
                 Total Real Estate Management & Development                                $ 1,978,710
------------------------------------------------------------------------------------------------------
                 Thrifts & Mortgage Finance -- 0.8%
   10,644        Walker & Dunlop, Inc.                                                     $   688,454
                                                                                           -----------
                 Total Thrifts & Mortgage Finance                                          $   688,454
------------------------------------------------------------------------------------------------------
                 TOTAL COMMON STOCKS
                 (Cost $73,377,869)                                                        $90,190,277
------------------------------------------------------------------------------------------------------
                 TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 98.8%
                 (Cost $73,377,869)                                                        $90,190,277
------------------------------------------------------------------------------------------------------
                 OTHER ASSETS AND LIABILITIES -- 1.2%                                      $ 1,109,776
------------------------------------------------------------------------------------------------------
                 NET ASSETS -- 100.0%                                                      $91,300,053
======================================================================================================

The accompanying notes are an integral part of these financial statements.

                        Pioneer Real Estate Shares | Annual Report | 12/31/19 17

REIT    Real Estate Investment Trust.

(a)     Non-income producing security.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2019, aggregated $112,207,934 and $122,284,194, respectively.

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the "Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended December 31, 2019, the Fund did not engage in any cross trade activity.

At December 31, 2019, the net unrealized appreciation on investments based on cost for federal tax purposes of $73,516,621 was as follows:

       Aggregate gross unrealized appreciation for all investments in which
         there is an excess of value over tax cost                                $17,014,651
       Aggregate gross unrealized depreciation for all investments in which
         there is an excess of tax cost over value                                   (340,995)
                                                                                  -----------
       Net unrealized appreciation                                                $16,673,656
                                                                                  ===========

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

  Level 1 - quoted prices in active markets for identical securities.

  Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

  Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2019, in valuing the Fund's investments:

-----------------------------------------------------------------------------------------------------
                                              Level 1          Level 2      Level 3      Total
-----------------------------------------------------------------------------------------------------
Common Stocks                                 $90,190,277      $ --         $ --         $90,190,277
-----------------------------------------------------------------------------------------------------
   Total Investments in Securities            $90,190,277      $ --         $ --         $90,190,277
=====================================================================================================

During the year ended December 31, 2019, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

18 Pioneer Real Estate Shares | Annual Report | 12/31/19

Statement of Assets and Liabilities | 12/31/19

ASSETS:
  Investments in unaffiliated issuers, at value (cost $73,377,869)           $90,190,277
  Cash                                                                           855,079
  Receivables --
     Fund shares sold                                                            145,981
     Dividends                                                                   343,178
  Other assets                                                                    29,153
----------------------------------------------------------------------------------------
       Total assets                                                          $91,563,668
========================================================================================
LIABILITIES:
  Payables --
     Fund shares repurchased                                                 $   160,023
     Administrative fees                                                           8,163
     Professional fees                                                            42,770
     Transfer agent fees                                                          25,707
     Printing expense                                                              7,183
  Due to affiliates
     Management fees                                                              13,337
     Other due to affiliates                                                         161
  Accrued expenses                                                                 6,271
----------------------------------------------------------------------------------------
       Total liabilities                                                     $   263,615
========================================================================================
NET ASSETS:
  Paid-in capital                                                            $74,177,395
  Distributable earnings                                                      17,122,658
----------------------------------------------------------------------------------------
       Net assets                                                            $91,300,053
========================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $79,840,716/5,482,558 shares)                            $     14.56
  Class C (based on $5,316,227/381,939 shares)                               $     13.92
  Class Y (based on $6,143,110/423,144 shares)                               $     14.52
MAXIMUM OFFERING PRICE PER SHARE:
  Class A (based on $14.56 net asset value per share/100%-5.75%
     maximum sales charge)                                                   $     15.45
========================================================================================

The accompanying notes are an integral part of these financial statements.

                        Pioneer Real Estate Shares | Annual Report | 12/31/19 19

Statement of Operations
FOR THE YEAR ENDED 12/31/19

INVESTMENT INCOME:
  Dividends from unaffiliated issuers (net of foreign taxes
     withheld $4,404)                                               $ 2,334,621
  Interest from unaffiliated issuers                                      8,206
---------------------------------------------------------------------------------------------------
        Total investment income                                                         $ 2,342,827
---------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                   $   715,548
  Administrative expense                                                 84,050
  Transfer agent fees
     Class A                                                            128,905
     Class C                                                             10,190
     Class Y                                                              4,709
  Distribution fees
     Class A                                                            194,123
     Class C                                                             54,153
  Shareowner communications expense                                      42,108
  Custodian fees                                                          7,946
  Registration fees                                                      75,861
  Professional fees                                                      56,022
  Printing expense                                                       31,031
  Trustees' fees                                                          7,307
  Insurance expense                                                       1,062
  Miscellaneous                                                          30,968
---------------------------------------------------------------------------------------------------
     Total expenses                                                                     $ 1,443,983
---------------------------------------------------------------------------------------------------
        Net investment income                                                           $   898,844
---------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                            $18,954,062
     Other assets and liabilities denominated in
        foreign currencies                                               (7,112)        $18,946,950
---------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                            $ 1,601,584
     Other assets and liabilities denominated in
        foreign currencies                                                   32         $ 1,601,616
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                $20,548,566
---------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                  $21,447,410
===================================================================================================

The accompanying notes are an integral part of these financial statements.

20 Pioneer Real Estate Shares | Annual Report | 12/31/19

Statements of Changes in Net Assets

---------------------------------------------------------------------------------------------------
                                                                   Year               Year
                                                                   Ended              Ended
                                                                   12/31/19           12/31/18
---------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                       $    898,844       $  1,404,365
Net realized gain (loss) on investments                              18,946,950         30,049,993
Change in net unrealized appreciation (depreciation)
  on investments                                                      1,601,616        (38,885,454)
---------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
       from operations                                             $ 21,447,410       $ (7,431,096)
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
     Class A ($3.36 and $9.38 per share, respectively)             $(15,559,984)      $(30,625,493)
     Class C ($3.26 and $9.25 per share, respectively)               (1,032,470)        (2,206,335)
     Class Y ($3.41 and $9.49 per share, respectively)               (1,259,971)        (3,558,765)
Tax return of capital:
     Class A ($-- and $0.02 per share, respectively)                         --            (67,506)
     Class C ($-- and $0.02 per share, respectively)                         --             (6,424)
     Class Y ($-- and $0.02 per share, respectively)                         --            (11,061)
---------------------------------------------------------------------------------------------------
     Total distributions to shareowners                            $(17,852,425)      $(36,475,584)
---------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                                  $ 12,646,046       $ 12,073,703
Reinvestment of distributions                                        17,529,634         35,675,205
Cost of shares repurchased                                          (22,330,487)       (37,308,168)
---------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from
       Fund share transactions                                     $  7,845,193       $ 10,440,740
---------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets                         $ 11,440,178       $(33,465,940)
NET ASSETS:
Beginning of year                                                  $ 79,859,875       $113,325,815
---------------------------------------------------------------------------------------------------
End of year                                                        $ 91,300,053       $ 79,859,875
===================================================================================================

The accompanying notes are an integral part of these financial statements.

                        Pioneer Real Estate Shares | Annual Report | 12/31/19 21

---------------------------------------------------------------------------------------------------
                                      Year Ended     Year Ended        Year Ended     Year Ended
                                      12/31/19       12/31/19          12/31/18       12/31/18
                                      Shares         Amount            Shares         Amount
---------------------------------------------------------------------------------------------------
Class A
Shares sold                             398,267      $  6,651,634        312,405      $  7,117,373
Reinvestment of distributions         1,021,379        15,290,770      1,939,930        29,964,335
Less shares repurchased                (863,233)      (13,983,560)      (810,900)      (17,128,870)
---------------------------------------------------------------------------------------------------
     Net increase                       556,413      $  7,958,844      1,441,435      $ 19,952,838
===================================================================================================
Class C
Shares sold                              93,487      $  1,438,478         48,101      $  1,046,420
Reinvestment of distributions            71,348         1,018,455        145,927         2,180,034
Less shares repurchased                (137,760)       (2,157,628)      (268,741)       (6,086,291)
---------------------------------------------------------------------------------------------------
     Net increase (decrease)             27,075      $    299,305        (74,713)     $ (2,859,837)
===================================================================================================
Class Y
Shares sold                             279,444      $  4,555,934        168,384      $  3,909,910
Reinvestment of distributions            81,621         1,220,409        225,358         3,530,836
Less shares repurchased                (386,217)       (6,189,299)      (649,899)      (14,093,007)
---------------------------------------------------------------------------------------------------
     Net decrease                       (25,152)     $   (412,956)      (256,157)     $ (6,652,261)
===================================================================================================

The accompanying notes are an integral part of these financial statements.

22 Pioneer Real Estate Shares | Annual Report | 12/31/19

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                         Year        Year         Year        Year         Year
                                                                         Ended       Ended        Ended       Ended        Ended
                                                                         12/31/19    12/31/18     12/31/17    12/31/16*    12/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                     $ 13.97     $ 24.59      $ 25.79     $ 26.83      $  29.58
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss) (a)                                       $  0.17     $  0.30      $  0.33     $  0.30      $   0.31
  Net realized and unrealized gain (loss) on investments                    3.78       (1.52)        0.48        1.26          0.85
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                       $  3.95     $ (1.22)     $  0.81     $  1.56      $   1.16
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                  $ (0.18)    $ (0.28)     $ (0.33)    $ (0.29)     $  (0.31)
  Net realized gain                                                        (3.18)      (9.10)       (1.68)      (2.31)        (3.60)
  Tax return of capital                                                       --       (0.02)          --          --            --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                      $ (3.36)    $ (9.40)     $ (2.01)    $ (2.60)     $  (3.91)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                               $  0.59     $(10.62)     $ (1.20)    $ (1.04)     $  (2.75)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $ 14.56     $ 13.97      $ 24.59     $ 25.79      $  26.83
====================================================================================================================================
Total return (b)                                                           28.04%      (7.55)%       3.20%       6.10%         4.27%
Ratio of net expenses to average net assets                                 1.59%       1.68%        1.48%       1.41%         1.41%
Ratio of net investment income (loss) to average net assets                 1.03%       1.35%        1.29%       1.09%         1.06%
Portfolio turnover rate                                                      126%        155%           8%         15%           22%
Net assets, end of period (in thousands)                                 $79,841     $68,829      $85,681     $98,007      $100,842
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Real Estate Shares | Annual Report | 12/31/19 23

------------------------------------------------------------------------------------------------------------------------------------
                                                                         Year        Year         Year        Year         Year
                                                                         Ended       Ended        Ended       Ended        Ended
                                                                         12/31/19    12/31/18     12/31/17    12/31/16*    12/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                     $13.49      $ 24.09      $ 25.30     $ 26.38      $ 29.15
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss) (a)                                       $ 0.03      $  0.19      $  0.13     $  0.08      $  0.06
  Net realized and unrealized gain (loss) on investments                   3.66        (1.52)        0.48        1.23         0.84
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                       $ 3.69      $ (1.33)     $  0.61     $  1.31      $  0.90
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                  $(0.08)     $ (0.15)     $ (0.14)    $ (0.08)     $ (0.07)
  Net realized gain                                                       (3.18)       (9.10)       (1.68)      (2.31)       (3.60)
  Tax return of capital                                                      --        (0.02)          --          --           --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                      $(3.26)     $ (9.27)     $ (1.82)    $ (2.39)     $ (3.67)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                               $ 0.43      $(10.60)     $ (1.21)    $ (1.08)     $ (2.77)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $13.92      $ 13.49      $ 24.09     $ 25.30      $ 26.38
====================================================================================================================================
Total return (b)                                                          27.05%       (8.17)%       2.46%       5.22%        3.39%
Ratio of net expenses to average net assets                                2.39%        2.35%        2.23%       2.22%        2.24%
Ratio of net investment income (loss) to average net assets                0.21%        0.83%        0.50%       0.29%        0.21%
Portfolio turnover rate                                                     126%         155%           8%         15%          22%
Net assets, end of period (in thousands)                                 $5,316      $ 4,788      $10,347     $13,317      $12,540
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Real Estate Shares | Annual Report | 12/31/19

------------------------------------------------------------------------------------------------------------------------------------
                                                                         Year        Year         Year        Year         Year
                                                                         Ended       Ended        Ended       Ended        Ended
                                                                         12/31/19    12/31/18     12/31/17    12/31/16*    12/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                     $13.93      $ 24.55      $ 25.76     $ 26.79      $ 29.54
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss) (a)                                       $ 0.22      $  0.50      $  0.39     $  0.37      $  0.42
  Net realized and unrealized gain (loss) on investments                   3.78        (1.61)        0.50        1.29         0.84
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                       $ 4.00      $ (1.11)     $  0.89     $  1.66      $  1.26
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                  $(0.23)     $ (0.39)     $ (0.42)    $ (0.38)     $ (0.41)
  Net realized gain                                                       (3.18)       (9.10)       (1.68)      (2.31)       (3.60)
  Tax return of capital                                                      --        (0.02)          --          --           --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                      $(3.41)     $ (9.51)     $ (2.10)    $ (2.69)     $ (4.01)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                               $ 0.59      $(10.62)     $ (1.21)    $ (1.03)     $ (2.75)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $14.52      $ 13.93      $ 24.55     $ 25.76      $ 26.79
====================================================================================================================================
Total return (b)                                                          28.52%       (7.11)%       3.54%       6.47%        4.65%
Ratio of net expenses to average net assets                                1.21%        1.23%        1.12%       1.07%        1.02%
Ratio of net investment income (loss) to average net assets                1.36%        2.20%        1.50%       1.34%        1.43%
Portfolio turnover rate                                                     126%         155%           8%         15%          22%
Net assets, end of period (in thousands)                                 $6,143      $ 6,243      $17,298     $33,655      $48,644
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Real Estate Shares | Annual Report | 12/31/19 25

Notes to Financial Statements | 12/31/19

1. Organization and Significant Accounting Policies

Pioneer Real Estate Shares (the "Fund") is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital. Current income is a secondary objective.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Fund's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Fund's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets

26 Pioneer Real Estate Shares | Annual Report | 12/31/19 and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

      Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the

                        Pioneer Real Estate Shares | Annual Report | 12/31/19 27 exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

      At December 31, 2019, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Foreign Currency Translation

      The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

28 Pioneer Real Estate Shares | Annual Report | 12/31/19

D.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2019, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      A portion of the dividend income recorded by the Fund is from distributions by publicly traded Real Estate Investment Trusts ("REITs"), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      The Fund has elected to defer $409,316 in capital losses incurred between November 1, 2019 through December 31, 2019, to its fiscal year ending December 31, 2020.

      The tax character of distributions paid during the years ended December 31, 2019 and December 31, 2018, were as follows:

      --------------------------------------------------------------------------
                                                          2019            2018
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                               $ 1,512,258     $ 1,408,117
      Long-term capital gain                         16,340,167      34,982,476
      Tax return of capital                                  --          84,991
      --------------------------------------------------------------------------
          Total                                     $17,852,425     $36,475,584
      ==========================================================================

                        Pioneer Real Estate Shares | Annual Report | 12/31/19 29

      The following shows the components of distributable earnings on a federal income tax basis at December 31, 2019:

      --------------------------------------------------------------------------
                                                                          2019
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed long term capital gain                          $   858,331
      Net unrealized appreciation                                    16,673,643
      Current year late year loss                                      (409,316)
      --------------------------------------------------------------------------
          Total                                                     $17,122,658
      ==========================================================================

      The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales.

E.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $6,856 in underwriting commissions on the sale of Class A shares during the year ended December 31, 2019.

F.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G.    Risks

      The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or

30 Pioneer Real Estate Shares | Annual Report | 12/31/19 spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

      Because the Fund may invest a substantial portion of its assets in REITs, the Fund may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults of their borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.

      With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

                        Pioneer Real Estate Shares | Annual Report | 12/31/19 31

      The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.80% of the Fund's average daily net assets up to $1 billion and 0.75% of the Fund's average daily net assets over $1 billion. For the year ended December 31, 2019, the effective management fee was equivalent to 0.80% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $10,068 in management fees, administrative costs and certain other reimbursements payable to the Adviser at December 31, 2019.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended December 31, 2019, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications:
--------------------------------------------------------------------------------
Class A                                                                 $37,464
Class C                                                                   4,232
Class Y                                                                     412
--------------------------------------------------------------------------------
 Total                                                                  $42,108
================================================================================

32 Pioneer Real Estate Shares | Annual Report | 12/31/19

4. Distribution Plan

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,430 in distribution fees payable to the Distributor at December 31, 2019.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended December 31, 2019, CDSCs in the amount of $768 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. During the year ended, the Fund participated in a facility that was in the amount of $25 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus a credit spread. The Funds also pays an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended December 31, 2019, the Fund had no borrowings under the credit facility.

                        Pioneer Real Estate Shares | Annual Report | 12/31/19 33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareholders of
Pioneer Real Estate Shares:
--------------------------------------------------------------------------------

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Real Estate Shares (the "Fund"), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the "financial statements"). The financial highlights for the periods ended December 31, 2015 and December 31, 2016 were audited by another independent registered public accounting firm whose report, dated February 22, 2017, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Real Estate Shares at December 31, 2019, the results of its operations for the year then ended, the changes in its nets assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

34 Pioneer Real Estate Shares | Annual Report | 12/31/19

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the auditor of one or more Amundi Pioneer investment companies since 2017.

Boston, Massachusetts
February 26, 2020

                        Pioneer Real Estate Shares | Annual Report | 12/31/19 35

ADDITIONAL INFORMATION (unaudited)

Proposed regulations dated January 18, 2019 enable a regulated investment company to pay Section 199A dividends to its shareowners. Section 199A, enacted as part of the Tax Cuts and Jobs Act of 2017, may allow non-corporate taxpayers a deduction of up to 20% on qualified business income from flow-through entities, including dividends from real estate investment trusts.

The qualifying percentage of the Fund's ordinary income and short-term capital gain distributions, if any, for the purpose of the Section 199A deduction was 68.3%.

36 Pioneer Real Estate Shares | Annual Report | 12/31/19

Approval of Investment Management Agreement

Amundi Pioneer Asset Management, Inc. ("APAM") serves as the investment adviser to Pioneer Real Estate Shares (the "Fund") pursuant to an investment management agreement between APAM and the Fund. In order for APAM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2019 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2019, July 2019 and September 2019. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment management agreement.

In March 2019, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2019, the Trustees, among other things, reviewed the Fund's management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("APIAM" and, together with APAM, "Amundi Pioneer"), as compared to that of APAM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of APAM's and APIAM's institutional accounts, as well as the different services provided by APAM to the Fund and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees' request, in September 2019.

At a meeting held on September 17, 2019, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees

                        Pioneer Real Estate Shares | Annual Report | 12/31/19 37 considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed APAM's investment approach for the Fund and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of APAM that are involved in APAM's services to the Fund, including APAM's compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM's senior management to the Pioneer Fund complex.

The Trustees considered that APAM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Fund's performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Fund's benchmark index. They also discuss the Fund's performance with APAM on a regular basis.

The Trustees discussed the Fund's performance with APAM on a more frequent basis in light of the Fund's unfavorable performance compared to its benchmark index and peers over certain periods. The Trustees noted APAM's explanation for the Fund's relative performance and the steps taken by APAM to address the Fund's performance, including enhancing the investment

38 Pioneer Real Estate Shares | Annual Report | 12/31/19 process used for the Fund. It was noted that APAM assumed direct responsibility for managing the Fund on January 1, 2018. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund's shareowners. The Trustees noted that they separately review and consider the impact of the Fund's transfer agency and Fund- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the fourth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees noted the resource commitment necessary to manage a real estate fund that invests more significantly in non-U.S. securities than its peers. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the fifth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted the Fund's relatively small asset size compared to most of the other funds in its peer group. The Trustees considered that non-management fee operating expenses generally are spread over a smaller asset base than the other funds in the peer group, which results in these fees being significantly higher as a percentage of assets. The Trustees noted that APAM had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund, effective October 1, 2019.

The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM's costs in providing services to the Fund and APAM's and APIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with

                        Pioneer Real Estate Shares | Annual Report | 12/31/19 39

APAM's and APIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management agreement with the Fund, APAM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with APAM's management of the Fund.

The Trustees concluded that the management fee payable by the Fund to APAM was reasonable in relation to the nature and quality of the services provided by APAM.

Profitability

The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Fund, including the methodology used by APAM in allocating certain of its costs to the management of the Fund. The Trustees also considered APAM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM's profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered APAM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

40 Pioneer Real Estate Shares | Annual Report | 12/31/19

Other Benefits

The Trustees considered the other benefits that APAM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to APAM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi's worldwide asset management business manages over $1.6 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM's relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM's relationships with the Fund, including Amundi's ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi's enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

                        Pioneer Real Estate Shares | Annual Report | 12/31/19 41

Trustees, Officers and Service Providers

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

42 Pioneer Real Estate Shares | Annual Report | 12/31/19

Independent Trustees

Name, Age and Position     Term of Office and                                                           Other Directorships
Held With the Fund         Length of Service              Principal Occupation                          Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (68)       Trustee since 2006.            Private investor (2004 - 2008 and 2013 -      Director, Broadridge
Chairman of the Board      Serves until a successor       present); Chairman (2008 - 2013) and Chief    Financial Solutions, Inc.
and Trustee                trustee is elected or earlier  Executive Officer (2008 - 2012), Quadriserv,  (investor communications
                           retirement or removal.         Inc. (technology products for securities      and securities processing
                                                          lending industry); and Senior Executive Vice  provider for financial
                                                          President, The Bank of New York (financial    services industry) (2009 -
                                                          and securities services) (1986 - 2004)        present); Director,
                                                                                                        Quadriserv, Inc. (2005 -
                                                                                                        2013); and Commissioner,
                                                                                                        New Jersey State Civil
                                                                                                        Service Commission
                                                                                                        (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
John E. Baumgardner,       Trustee since 2019.            Of Counsel (2019 - present), Partner          Chairman, The Lakeville
Jr. (68)                   Serves until a successor       (1983-2018), Sullivan & Cromwell LLP          Journal Company, LLC,
Trustee                    trustee is elected or earlier  (law firm).                                   (privately-held community
                           retirement or removal.                                                       newspaper group)
                                                                                                        (2015-present)
------------------------------------------------------------------------------------------------------------------------------------
Diane Durnin (62)          Trustee since 2019.            Managing Director - Head of Product           None
Trustee                    Serves until a successor       Strategy and Development, BNY Mellon
                           trustee is elected or earlier  Investment Management (2012-2018); Vice
                           retirement or removal.         Chairman - The Dreyfus Corporation
                                                          (2005 - 2018): Executive Vice President
                                                          Head of Product, BNY Mellon Investment
                                                          Management (2007-2012); Executive Director -
                                                          Product Strategy, Mellon Asset Management
                                                          (2005-2007); Executive Vice President Head
                                                          of Products, Marketing and Client Service,
                                                          Dreyfus Corporation (2000-2005); and Senior
                                                          Vice President Strategic Product and
                                                          Business Development, Dreyfus Corporation
                                                          (1994-2000)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (75)  Trustee since 2008.            William Joseph Maier Professor of Political   Trustee, Mellon
Trustee                    Serves until a successor       Economy, Harvard University (1972 - present)  Institutional Funds
                           trustee is elected or earlier                                                Investment Trust and Mellon
                           retirement or removal.                                                       Institutional Funds Master
                                                                                                        Portfolio (oversaw 17
                                                                                                        portfolios in fund complex)
                                                                                                        (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------

                        Pioneer Real Estate Shares | Annual Report | 12/31/19 43

Name, Age and Position     Term of Office and                                                           Other Directorships
Held With the Fund         Length of Service              Principal Occupation                          Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (62)   Trustee since 2017.            Chief Investment Officer, 1199 SEIU Funds     None
Trustee                    (Advisory Trustee from         (healthcare workers union pension funds)
                           2014 - 2017). Serves until     (2001 - present); Vice President -
                           a successor trustee is         International Investments Group, American
                           elected or earlier retirement  International Group, Inc. (insurance
                           or removal.                    company) (1993 - 2001); Vice President -
                                                          Corporate Finance and Treasury Group,
                                                          Citibank, N.A. (1980 - 1986 and 1990 -
                                                          1993); Vice President - Asset/Liability
                                                          Management Group, Federal Farm Funding
                                                          Corporation (government-sponsored issuer of
                                                          debt securities) (1988 - 1990); Mortgage
                                                          Strategies Group, Shearson Lehman Hutton,
                                                          Inc. (investment bank) (1987 - 1988); and
                                                          Mortgage Strategies Group, Drexel Burnham
                                                          Lambert, Ltd. (investment bank)
                                                          (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (71)   Trustee since 1995.            President and Chief Executive Officer,        Director of New America High
Trustee                    Serves until a successor       Metric Financial Inc. (formerly known as      Income Fund, Inc.
                           trustee is elected or earlier  Newbury Piret Company) (investment banking    (closed-end investment
                           retirement or removal.         firm) (1981 - present)                        company) (2004 - present);
                                                                                                        and Member, Board of
                                                                                                        Governors, Investment
                                                                                                        Company Institute
                                                                                                        (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (72)     Trustee since 2014.            Consultant (investment company services)      None
Trustee                    Serves until a successor       (2012 - present); Executive Vice President,
                           trustee is elected or earlier  BNY Mellon (financial and investment company
                           retirement or removal.         services) (1969 - 2012); Director, BNY
                                                          International Financing Corp. (financial
                                                          services) (2002 - 2012); Director, Mellon
                                                          Overseas Investment Corp. (financial
                                                          services) (2009 - 2012); Director,
                                                          Financial Models (technology) (2005-2007);
                                                          Director, BNY Hamilton Funds, Ireland
                                                          (offshore investment companies) (2004-2007);
                                                          Chairman/Director, AIB/BNY Securities
                                                          Services, Ltd., Ireland (financial services)
                                                          (1999-2006); and Chairman, BNY Alternative
                                                          Investment Services, Inc. (financial
                                                          services) (2005-2007)
------------------------------------------------------------------------------------------------------------------------------------

44 Pioneer Real Estate Shares | Annual Report | 12/31/19

Interested Trustees

Name, Age and Position     Term of Office and                                                           Other Directorships
Held With the Fund         Length of Service              Principal Occupation                          Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (57)*        Trustee since 2017.            Director, CEO and President of Amundi         None
Trustee, President and     Serves until a successor       Pioneer Asset Management USA, Inc. (since
Chief Executive Officer    trustee is elected or earlier  September 2014); Director, CEO and President
                           retirement or removal          of Amundi Pioneer Asset Management, Inc.
                                                          (since September 2014); Director, CEO and
                                                          President of Amundi Pioneer Distributor,
                                                          Inc. (since September 2014); Director, CEO
                                                          and President of Amundi Pioneer
                                                          Institutional Asset Management, Inc. (since
                                                          September 2014); Chair, Amundi Pioneer Asset
                                                          Management USA, Inc., Amundi Pioneer
                                                          Distributor, Inc. and Amundi Pioneer
                                                          Institutional Asset Management, Inc.
                                                          (September 2014 - 2018); Managing Director,
                                                          Morgan Stanley Investment Management
                                                          (2010 - 2013); Director of Institutional
                                                          Business, CEO of International, Eaton Vance
                                                          Management (2005 - 2010); and Director of
                                                          Amundi USA, Inc. (since 2017)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (61)*    Trustee since 2014.            Director and Executive Vice President (since  None
Trustee                    Serves until a successor       2008) and Chief Investment Officer, U.S.
                           trustee is elected or earlier  (since 2010) of Amundi Pioneer Asset
                           retirement or removal          Management USA, Inc.; Director and
                                                          Executive Vice President and Chief
                                                          Investment Officer, U.S. of Amundi Pioneer
                                                          (since 2008); Executive Vice President and
                                                          Chief Investment Officer, U.S. of Amundi
                                                          Pioneer Institutional Asset Management, Inc.
                                                          (since 2009); Portfolio Manager of Amundi
                                                          Pioneer (since 1999); and Director of Amundi
                                                          USA, Inc. (since 2017)
------------------------------------------------------------------------------------------------------------------------------------


* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

                        Pioneer Real Estate Shares | Annual Report | 12/31/19 45

Fund Officers

Name, Age and Position     Term of Office and                                                           Other Directorships
Held With the Fund         Length of Service              Principal Occupation                          Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (55) Since 2003. Serves at the      Vice President and Associate General Counsel  None
Secretary and Chief        discretion of the Board        of Amundi Pioneer since January 2008;
Legal Officer                                             Secretary and Chief Legal Officer of all of
                                                          the Pioneer Funds since June 2010; Assistant
                                                          Secretary of all of the Pioneer Funds from
                                                          September 2003 to May 2010; and Vice
                                                          President and Senior Counsel of Amundi
                                                          Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (58)     Since 2010. Serves at the      Fund Governance Director of Amundi Pioneer    None
Assistant Secretary        discretion of the Board        since December 2006 and Assistant Secretary
                                                          of all the Pioneer Funds since June 2010;
                                                          Manager - Fund Governance of Amundi Pioneer
                                                          from December 2003 to November 2006; and
                                                          Senior Paralegal of Amundi Pioneer from
                                                          January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (57)          Since 2010. Serves at the      Assistant General Counsel of Amundi Pioneer   None
Assistant Secretary        discretion of the Board        since May 2013 and Assistant Secretary of
                                                          all the Pioneer Funds since June 2010; and
                                                          Counsel of Amundi Pioneer from June 2007 to
                                                          May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (60)       Since 2008. Serves at the      Vice President - Fund Treasury of Amundi      None
Treasurer and Chief        discretion of the Board        Pioneer; Treasurer of all of the Pioneer
Financial and                                             Funds since March 2008; Deputy Treasurer of
Accounting Officer                                        Amundi Pioneer from March 2004 to February
                                                          2008; and Assistant Treasurer of all of the
                                                          Pioneer Funds from March 2004 to
                                                          February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (54)      Since 2000. Serves at the      Director - Fund Treasury of Amundi Pioneer;   None
Assistant Treasurer        discretion of the Board        and Assistant Treasurer of all of the
                                                          Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (61)         Since 2002. Serves at the      Senior Manager - Fund Treasury of Amundi      None
Assistant Treasurer        discretion of the Board        Pioneer; and Assistant Treasurer of all of
                                                          the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

46 Pioneer Real Estate Shares | Annual Report | 12/31/19

Name, Age and Position     Term of Office and                                                           Other Directorships
Held With the Fund         Length of Service              Principal Occupation                          Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
John Malone (48)           Since 2018. Serves at the      Managing Director, Chief Compliance Officer   None
Chief Compliance Officer   discretion of the Board        of Amundi Pioneer Asset Management; Amundi
                                                          Pioneer Institutional Asset Management,
                                                          Inc.; and the Pioneer Funds since September
                                                          2018; and Chief Compliance Officer of Amundi
                                                          Pioneer Distributor, Inc. since
                                                          January 2014.
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (48)       Since 2006. Serves at the      Vice President - Amundi Pioneer Asset         None
Anti-Money Laundering      discretion of the Board        Management; and Anti-Money Laundering
Officer                                                   Officer of all the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

                        Pioneer Real Estate Shares | Annual Report | 12/31/19 47

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52 Pioneer Real Estate Shares | Annual Report | 12/31/19

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com/us

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission's web site at https://www.sec.gov.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2020 Amundi Pioneer Asset Management 18631-14-0220


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. David R. Bock, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $30,500 payable to Ernst & Young LLP for the year ended
December 31, 2019 and $30,500
for the year ended December 31, 2018.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no audit-related services in 2019 or 2018.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


The tax fees for the Trust were $8,028
payable to Ernst & Young LLP for the year ended
December 31, 2019 and $8,028
for the year ended December 31, 2018.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


There were no other fees in 2019 or 2018.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended December 31 2019 and 2018, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund were $8,028 payable to Ernst & Young LLP for the year ended
December 31, 2019 and $8,028 for the year ended December 31, 2018.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Real Estate Shares


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date March 3, 2020


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date March 3, 2020


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date March 3, 2020

* Print the name and title of each signing officer under his or her signature.